UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Semiannual Report
to Shareholders

DWS Commodity Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors or factors affecting a particular industry or commodity or factors affecting a particular industry or commodity could have significant impact on the fund's performance. The commodity-linked structured notes, futures contracts and swap agreements in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/06
DWS Commodity Securities Fund	6-Month*	1-Year	Life of Fund*
Class A	-6.91%	1.41%	9.32%
Class B	-7.29%	.63%	8.50%
Class C	-7.29%	.63%	8.50%
Goldman Sachs Commodity Index+	-19.33%	-15.09%	-3.31%
MSCI World Energy Index+	4.69%	17.86%	15.71%
MSCI World Materials Index+	13.67%	28.66%	21.69%
Blended Index+	-5.95%	2.82%	11.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Average Annual Total Returns as of 12/31/06
DWS Commodity Securities Fund	6-Month*	1-Year	Life of Fund*
Institutional Class	-6.81%	1.60%	9.51%
Goldman Sachs Commodity Index+	-19.33%	-15.09%	-3.31%
MSCI World Energy Index+	4.69%	17.86%	15.71%
MSCI World Materials Index+	13.67%	28.66%	21.69%
Blended Index+	-5.95%	2.82%	11.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/06	$ 11.42	$ 11.34	$ 11.34	$ 11.41
6/30/06	$ 12.56	$ 12.45	$ 12.45	$ 12.56
Distribution Information: Six Months: Income Dividends as of 12/31/06	$ .06	$ —	$ —	$ .10
Capital Gain Distributions as of 12/31/06	$ .22	$ .22	$ .22	$ .22
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,558	$11,133
	Average annual total return	-4.42%	5.91%
Class B	Growth of $10,000	$9,766	$11,349
	Average annual total return	-2.34%	7.00%
Class C	Growth of $10,000	$10,063	$11,649
	Average annual total return	.63%	8.50%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Comparative Results as of 12/31/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Goldman Sachs Commodity Index+	Growth of $10,000	$8,491	$9,400
	Average annual total return	-15.09%	-3.31%
MSCI World Energy Index+	Growth of $10,000	$11,786	$13,077
	Average annual total return	17.86%	15.71%
MSCI World Materials Index+	Growth of $10,000	$12,866	$14,346
	Average annual total return	28.66%	21.69%
Blended Index+	Growth of $10,000	$10,282	$12,354
	Average annual total return	2.82%	11.92%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.
Class A Lipper Rankings — Specialty Diversified Equity Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	39	of	65	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,016,000	$1,185,100
	Average annual total return	1.60%	9.51%
Goldman Sachs Commodity Index+	Growth of $1,000,000	$849,100	$940,000
	Average annual total return	-15.09%	-3.31%
MSCI World Energy Index+	Growth of $1,000,000	$1,178,600	$1,307,700
	Average annual total return	17.86%	15.71%
MSCI World Materials Index+	Growth of $1,000,000	$1,286,600	$1,434,600
	Average annual total return	28.66%	21.69%
Blended Index+	Growth of $1,000,000	$1,028,200	$1,235,400
	Average annual total return	2.82%	11.92%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/06
DWS Commodity Securities Fund	6-Month*	1-Year	Life of Fund*
Class S	-6.83%	1.58%	9.49%
Goldman Sachs Commodity Index+	-19.33%	-15.09%	-3.31%
MSCI World Energy Index+	4.69%	17.86%	15.71%
MSCI World Materials Index+	13.67%	28.66%	21.69%
Blended Index+	-5.95%	2.82%	11.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/06	$ 11.42
6/30/06	$ 12.57
Distribution Information: Six Months: Income Dividends as of 12/31/06	$ .08
Capital Gain Distributions as of 12/31/06	$ .22
Class S Lipper Rankings — Specialty Diversified Equity Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	38	of	65	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/06
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,158	$11,848
	Average annual total return	1.58%	9.49%
Goldman Sachs Commodity Index+	Growth of $10,000	$8,491	$9,400
	Average annual total return	-15.09%	-3.31%
MSCI World Energy Index+	Growth of $10,000	$11,786	$13,077
	Average annual total return	17.86%	15.71%
MSCI World Materials Index+	Growth of $10,000	$12,866	$14,346
	Average annual total return	28.66%	21.69%
Blended Index+	Growth of $10,000	$10,282	$12,354
	Average annual total return	2.82%	11.92%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005. Returns are not annualized.
+ The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 930.90	$ 927.10	$ 927.10	$ 931.70	$ 931.90
Expenses Paid per $1,000*	$ 7.35	$ 10.98	$ 10.98	$ 6.62	$ 6.14
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,017.59	$ 1,013.81	$ 1,013.81	$ 1,018.35	$ 1,018.85
Expenses Paid per $1,000*	$ 7.68	$ 11.47	$ 11.47	$ 6.92	$ 6.41
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.51%	2.26%	2.26%	1.36%	1.26%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the semiannual period ended December 31, 2006.

Q: How did the commodity markets perform during the second half of 2006?

A: Commodities were a mixed bag for investors during the second half of 2006. The dramatic sell-off in oil prices garnered the majority of the headlines, as West Texas Intermediate crude declined 17% on rising supplies and concerns that a potential slowdown in the global economy would crimp demand. However, natural gas prices recovered from a third quarter downdraft to finish the second half with a gain of about 3%. In the metals category, copper prices fell 15% — also reflecting fears of slower global growth — but nickel and zinc finished the period with increases of 56% and 31%, respectively. Prices of "soft" commodities also rose, with corn, wheat and soy producing gains of 43.5%, 16% and 9%.1

1 Source: Bloomberg

Q: How did the fund perform relative to its benchmark?

A: Class A shares of the fund produced a total return of -6.91%. In comparison, the fund's benchmark — a blended index comprising 50% of the Goldman Sachs Commodities Index (GSCI), 25% of the MSCI World Energy Index and 25% of the MSCI World Materials Index — returned -5.95% during the same period.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

2 The Goldman Sachs Commodities Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translated into US dollars using the London close foreign exchange rates.
All of these indices assume reinvestment of all distributions and, unlike fund returns, do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

Q: What were some key factors affecting the fund's performance during the year?

A: To review, we invest in both the commodity markets directly — through the use of structured notes linked to commodities contained in the Goldman Sachs Commodities Index — as well as the stocks of companies that find, develop or produce commodities. During the second half of 2006, we moved the fund to an underweight position in direct commodities investments — largely held via structured notes on the GSCI — versus commodity-related securities in the latter part of the period.3 While this allocation benefited performance relative to the benchmark, it was not enough to offset the negative impact of the fund's exposure to refining, steel, diversified metals/mining and coal, all of which were negatively impacted by industry-specific issues.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The top five leading contributors for the fund during the second half of 2006 were the following:

Monsanto Co., which was helped by rising grain prices and rising demand for both corn seed and the company's genomic technology

An underweight (vs. the benchmark) in BP PLC

Our decision not to hold Halliburton, an oil service stock that underperformed

A zero weight in Encana, an exploration and production company that also underperformed

An overweight position in Teck Cominco Ltd., a Canada-based metals and mining stock that gained over 27%. The company benefited from higher prices for zinc and other base metals.

In our June 2006 report to shareholders, we discussed several themes that formed the basis for key elements of the fund's positioning. These were: 1) holding stocks that could benefit from a continued imbalance of supply and demand in the refining sector; 2) investing in oil service/equipment stocks that would be the key beneficiaries of increased spending on oil and gas infrastructure; 3) using equities to gain greater exposure to commodities not traded on the major exchanges (such as coal) versus those that are traded (e.g., natural gas); and 4) increasing our exposure to gold.

We will look first at the fund's positions in refiners, the rationale for which we discuss in greater detail below. These holdings added value through the first half of the calendar year, but reversed sharply during the third quarter in response to the sudden and unexpected decline in gasoline prices. Valero Energy Corp., which declined 22.9% in the second half, had the largest negative impact among the fund's holdings in refining stocks. Despite the recent weakness, we maintain a sizeable, albeit smaller, overweight position in the refining sector.

The oil infrastructure theme worked very well. The fund's holdings in the oil/gas equipment and services sector contributed positively to performance, but some of the largest contributions came from being underweight in specific underperforming sectors (such as exploration and production) as well as certain individual stocks, such as Halliburton. We also generated positive performance from holdings in Tenaris SA (ADR) and Trubnaya Metallurgicheskaya Kompanya (TMK)*, both of which benefited from increased oil drilling and rising demand for seamless pipes.

* As of December 31, 2006, the positions were sold.

The fund's increased exposure to nontraded commodities and gold did not contribute significantly to performance. A zero weighting in Nippon Steel, which gained over 50%, along with an overweight in US Steel Corp,* which underperformed, were key detractors among the fund's investments in the steel sector. The fund's position in coal stocks was hurt by the third quarter weakness in natural gas, for which coal is a substitute fuel. Shares of both Peabody Energy Corp. and Arch Coal, Inc. declined significantly in the second half. Our view that gold would rise proved correct. However, we underestimated the extent to which gold stocks would outperform relative to the metal itself. While we maintain an allocation to gold via a position in the exchange-traded fund (ETF) that tracks the price of bullion — the streetTRACKS Gold Trust — we have modified the fund's allocation toward investment in both gold and gold-related equities by adding to its position in the latter.

Q: Please discuss the areas of the market in which you are finding opportunity.

A: There are five investment themes incorporated into the fund for the year ahead. While these by no means cover all of the holdings in the fund, they provide some background on our current strategy:

Alternative energy is here to stay. Renewable energy currently accounts for a small portion of global energy consumption. However, the development of ethanol, fuel cells, geothermal, hydropower, solar, wind and other alternatives to fossil fuels is being driven by several factors. Among these are the improving economic feasibility of these alternatives, the desire for energy security and independence, the adoption by a number of countries of the Kyoto Protocol, and increased government incentives. We believe the solar, wind and ethanol industries are currently among the most promising, and we favor attractively valued companies that are both direct participants in this sector, including VeraSun Energy Corp. and Solarworld AG, as well as indirect participants such as Monsanto, which sells corn seeds and genetic technologies.

Buy what China buys; sell what China sells. We target attractively valued producers of the basic materials in which China cannot economically expand production (such as iron ore, metallurgical coal, copper, nickel), in favor of those that China can produce. We believe the country remains critical to the fortunes of the asset class because it is a large, fast-growing consumer of commodities. For example, China consumed 22% of the world's base metals in 2006, up from 10.5% in 1998. With Chinese gross domestic product and income growth set to continue at a rapid pace, we anticipate continuing strong commodities demand and we want to have exposure to areas in which China is short.

Follow the petrodollars. In the wake of the recent strength in oil prices, integrated and national oil companies are flush with cash. Given the current imbalance of supply and demand, these companies may make efforts to reinvest those proceeds into adding oil and natural gas capacity. We believe oil equipment and service providers and engineering/ construction companies, as well as their suppliers, are the likely beneficiaries of this spending increase.

Identify asset plays. We anticipate ongoing consolidation, privatization and restructuring in the energy and materials sectors. With solid underlying assets, large cash positions and strong cash generation capabilities, selected companies are excellent takeover candidates, although we hesitate to hold a stock solely for this reason.

Leverage tightness in refining. Easing bottlenecks and increased ethanol production have modestly increased the supply of refined products in the United States. The result is that the prices of the refiners' end products have contracted, making this area more challenging than it has been during the past few years. We believe the key fundamental trends supporting this sector remain in place, however. On the supply side, increased environmental regulation and aging equipment have the potential to restrict supply. At the same time, demand for refining capacity is increasing both domestically and internationally. China is responsible for a large portion of rising international demand, but so too is the increased drilling of Canadian heavy oil and the Canadian oil sands — both of which require extensive refining.

* As of December 31, 2006, the position was sold.

Q: Do you have any final thoughts for shareholders?

A: Warm weather and the perception of a slowdown in US growth explain much of the drop-off in oil and natural gas prices. We would argue, however, that the recent pullback in energy and metal-related commodities does not reflect the long-term fundamentals of mature supply and sustainable increased demand from China and India. Further, we believe that recent price weakness in oil, natural gas and certain base metals has resulted in better capital discipline among producers. Rising costs for commodities producers is another factor likely to keep prices firm by restricting new supplies at higher price levels than was the case in the past. These factors, taken together, form the basis for our intent to increase the fund's position in direct commodities investments in the year ahead.

Believing the bull market for commodities is still in its early stages, we view the recent pullback in both commodities and commodity-related stocks as a unique buying opportunity. Tight supplies and significant growth in economies such as China and India suggest to us that this cycle may last for many years. The recent increase in the volatility of commodities prices suggests to us that the most appropriate way to exploit the cycle on behalf of investors is through active — rather than passive — management.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	12/31/06	6/30/06

Common Stocks	58%	52%
Commodities Linked/Structured Notes and Cash Equivalents*	39%	35%
Exchange Traded Funds	2%	2%
US Treasury Obligations	1%	11%
	100%	100%
* Includes cash collateral held in connection with commodities linked/structured notes.
Geographical Diversification (As a % of Common Stocks)	12/31/06	6/30/06

United States	51%	59%
United Kingdom	13%	16%
Canada	8%	6%
France	5%	3%
Australia	4%	1%
Italy	4%	2%
Brazil	3%	2%
Finland	2%	2%
Netherlands	2%	3%
Other	8%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	6/30/06

Energy	50%	50%
Materials	47%	48%
Industrials	3%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2006 (22.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.9%
2. Rio Tinto PLC Operator of a mining, manufacturing and development company	3.0%
3. Total SA Producer of oil and natural gas	2.9%
4. Monsanto Co. Provider of agricultural products	2.2%
5. Schlumberger Ltd. Provider of technology services to the petroleum industry	1.7%
6. BHP Billiton Ltd. Explorer, producer and marketer of aluminum and other metal products	1.7%
7. BP PLC Exporter and producer of oil and natural gas	1.6%
8. Eni SpA Provider of oilfield and engineering services	1.6%
9. E.I. du Pont de Nemours & Co. Producer of chemicals	1.5%
10. Air Products & Chemicals, Inc. Producer of industrial gases	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 58.5%
Argentina 0.7%
Tenaris SA (ADR) (Cost $1,092,503)	33,870	1,689,774
Australia 2.6%
BHP Billiton Ltd.	201,000	3,996,207
Orica Ltd.	70,221	1,342,936
Rio Tinto Ltd.	16,685	980,047
(Cost $5,984,511)		6,319,190
Brazil 1.8%
Companhia Vale do Rio Doce (ADR)	70,480	2,096,075
Petroleo Brasileiro SA (ADR)	22,990	2,367,740
(Cost $3,394,276)		4,463,815
Canada 4.7%
Agrium, Inc.	82,600	2,588,178
IPSCO, Inc.	25,473	2,393,641
Kinross Gold Corp.*	123,600	1,464,779
Suncor Energy, Inc.	37,112	2,921,186
Teck Cominco Ltd. "B" (a)	19,900	1,499,465
Teck Cominco Ltd. "B" (a)	5,030	379,142
(Cost $10,418,979)		11,246,391
Finland 1.3%
Neste Oil Oyj	36,650	1,113,448
UPM-Kymmene Oyj	83,720	2,104,403
(Cost $3,065,696)		3,217,851
France 2.9%
Total SA (Cost $6,280,127)	97,011	6,995,394
Germany 0.6%
Solarworld AG (Cost $1,371,119)	23,419	1,470,642
Italy 2.2%
Eni SpA	111,700	3,758,161
ERG SpA	64,310	1,474,380
(Cost $5,137,726)		5,232,541
Netherlands 1.2%
Royal Dutch Shell PLC "A" (a)	81,558	2,876,693
Royal Dutch Shell PLC "A" (a)	1,800	63,307
(Cost $2,724,353)		2,940,000
Norway 1.2%
Norske Skogindustrier ASA	70,710	1,217,204
Statoil ASA (ADR)	64,850	1,706,852
(Cost $2,686,658)		2,924,056
Russia 0.6%
OAO Gazprom (ADR)	1,959	90,114
OAO Gazprom (ADR) (REG S)	29,498	1,356,080
(Cost $1,360,219)		1,446,194
South Africa 0.6%
Gold Fields Ltd. (ADR) (Cost $1,449,069)	78,100	1,474,528
Switzerland 1.1%
Xstrata PLC (Cost $2,523,311)	50,974	2,543,239
United Kingdom 7.4%
Anglo American PLC	50,723	2,472,727
BHP Billiton PLC	153,320	2,832,562
BP PLC	352,936	3,943,140
Lonmin PLC	25,273	1,483,576
Rio Tinto PLC	135,453	7,196,634
(Cost $15,035,484)		17,928,639
United States 29.6%
Air Products & Chemicals, Inc.	47,520	3,339,706
Apache Corp.	21,850	1,453,244
Arch Coal, Inc.	35,750	1,073,573
Cameron International Corp.*	50,050	2,655,152
Commercial Metals Co.	52,821	1,362,782
Crown Holdings, Inc.*	81,180	1,698,286
E.I. du Pont de Nemours & Co.	75,180	3,662,018
ExxonMobil Corp.	155,410	11,909,068
Hess Corp.	22,640	1,122,265
Joy Global, Inc.	51,815	2,504,737
Marathon Oil Corp.	29,705	2,747,712
Martin Marietta Materials, Inc.	15,890	1,651,130
MeadWestvaco Corp.	55,620	1,671,937
Monsanto Co.	102,508	5,384,745
National-Oilwell Varco, Inc.*	32,180	1,968,772
Occidental Petroleum Corp.	50,550	2,468,356
Owens-Illinois, Inc.*	82,330	1,518,989
Peabody Energy Corp.	34,916	1,410,956
Plains All American Pipeline LP	15,100	773,120
PPG Industries, Inc.	36,750	2,359,718
Praxair, Inc.	27,010	1,602,503
Schlumberger Ltd.	66,340	4,190,034
Sunoco, Inc.	30,090	1,876,412
Temple-Inland, Inc.	37,940	1,746,378
Ultra Petroleum Corp.*	25,920	1,237,680
Valero Energy Corp.	50,118	2,564,037
VeraSun Energy Corp.*	49,300	973,675
Weyerhaeuser Co.	35,160	2,484,054
XTO Energy, Inc.	41,020	1,929,990
(Cost $61,267,416)		71,341,029
Total Common Stocks (Cost $123,791,446)		141,233,283

Exchange Traded Funds 1.8%
streetTRACKS Gold Trust* (Cost $3,483,382)	69,048	4,364,524
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.7%
US Treasury Bill, 4.95%**, 1/18/2007 (b) (Cost $1,726,954)	1,731,000	1,726,954

Commodities Linked/Structured Notes 36.9%
AIG-FP Structured Finance Ltd., GSCI Note, Leverage Factor 1X, 4.33%, 11/06/2007 (c)	17,370,990	17,027,885
Barclays GSCI Structured Note, Leverage Factor 1X, 5.01%, 12/12/2007 (c)	17,000,000	16,493,944
Cargill GSCI Note, Leverage Factor 1X, 144A, 4.34%, 11/06/2007 (c)	33,191,000	32,497,994
UBS Oilfield Structured Note, Leverage Factor 1X, 3.79%, 11/06/2007 (d)	23,400,000	23,135,112
Total Commodities Linked/Structured Notes (Cost $90,938,590)		89,154,935
	Shares	Value ($)

Cash Equivalents 2.1%
Cash Management QP Trust, 5.46% (e) (f) (Cost $4,990,412)	4,990,412	4,990,412
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $224,930,784)+	100.0	241,470,108
Other Assets and Liabilities, Net	(0.0)	(95,942)
Net Assets	100.0	241,374,166
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $225,763,295. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $15,706,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,154,507 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,447,694.
(a) Securities with the same description are issued by the same corporate entity but trade on different stock exchanges.
(b) At December 31, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.
(c) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(d) Security is linked to the UBS Commodity Index. The index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) All or a portion of this security represents collateral held in connection with structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

As of December 31, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Goldman Sachs Commodity Index	1/17/2007	32	3,595,337	3,465,200	(130,137)

At December 31, 2006, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Tenaris SA	170	3/17/2007	55.0	(33,150)
Total outstanding written options (premiums received $23,827)				(33,150)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $219,940,372)	$ 236,479,696
Investment in Cash Management QP Trust, at value (cost $4,990,412)	4,990,412
Total investments in securities, at value (cost $224,930,784)	241,470,108
Cash	142,028
Receivable for investments sold	765,680
Receivable for Fund shares sold	1,222,539
Dividends receivable	99,896
Interest receivable	63,951
Foreign taxes recoverable	20,935
Receivable for daily variation margin on open futures contracts	7,600
Other assets	56,294
Total assets	243,849,031
Liabilities
Payable for investments purchased	467,912
Payable for Fund shares redeemed	1,663,432
Options written, at value (premium received $23,827)	33,150
Accrued management fee	11,545
Other accrued expenses and payables	298,826
Total liabilities	2,474,865
Net assets, at value	$ 241,374,166
Net Assets
Net assets consist of: Undistributed net investment income	588,797
Net unrealized appreciation (depreciation) on: Investments	16,539,324
Futures	(130,137)
Written options	(9,323)
Foreign currency related transactions	406
Accumulated net realized gain (loss)	(20,681,189)
Paid-in capital	245,066,288
Net assets, at value	$ 241,374,166

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($159,199,967 ÷ 13,935,621 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.42
Maximum offering price per share (100 ÷ 94.25 of $11.42)	$ 12.12

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,436,631 ÷ 1,360,972 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($49,592,514 ÷ 4,372,859 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.34
Class S Net Asset Value, offering and redemption price(a) per share ($7,096,071 ÷ 621,303 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.42
Institutional Class Net Asset Value, offering and redemption price(a) per share ($10,048,983 ÷ 880,914 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.41
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $40,614)	$ 1,138,001
Interest	409,372
Interest — Cash Management QP Trust	1,121,968
Total Income	2,669,341
Expenses: Management fee	1,181,269
Administration fee	124,344
Services to shareholders	267,940
Custodian fees	109,825
Distribution service fees	530,831
Auditing	29,162
Legal	140,747
Trustees' fees and expenses	7,427
Reports to shareholders	51,866
Registration fees	41,286
Other	15,423
Total expenses before expense reductions	2,500,120
Expense reductions	(398,755)
Total expenses after expense reductions	2,101,365
Net investment income	567,976
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(16,963,379)
Futures	(2,655,906)
Written options	(15,497)
Foreign currency related transactions	(15,498)
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
(19,650,280)
Net unrealized appreciation (depreciation) during the period on: Investments	430,968
Futures	(267,374)
Written options	(9,323)
Foreign currency related transactions	5,191
159,462
Net gain (loss) on investment transactions	(19,490,818)
Net increase (decrease) in net assets resulting from operations	$ (18,922,842)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Operations: Net investment income	$ 567,976	$ 1,060,526
Net realized gain (loss) on investment transactions	(19,650,280)	5,223,303
Net unrealized appreciation (depreciation) during the period on investment transactions	159,462	15,881,302
Net increase (decrease) in net assets resulting from operations	(18,922,842)	22,165,131
Distributions to shareholders from: Net investment income: Class A	(846,777)	(147,116)
Class S	(43,470)	(14,076)
Institutional Class	(81,388)	(36,945)
Net realized gains: Class A	(2,948,700)	(641,847)
Class B	(291,512)	(85,595)
Class C	(936,718)	(188,158)
Class S	(115,344)	(36,130)
Institutional Class	(185,551)	(74,354)
Fund share transactions: Proceeds from shares sold	69,444,135	208,754,596
Reinvestment of distributions	4,513,572	1,075,173
Cost of shares redeemed	(56,966,749)	(44,458,436)
Redemption fees	4,500	19,210
Net increase (decrease) in net assets from Fund share transactions	16,995,458	165,390,543
Increase (decrease) in net assets	(7,376,844)	186,331,453
Net assets at beginning of period	248,751,010	62,419,557
Net assets at end of period (including undistributed net investment income of $588,797 and $992,456, respectively)	$ 241,374,166	$ 248,751,010

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended June 30,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.11	.02
Net realized and unrealized gain (loss) on investment transactions	(.90)	2.20	.35[d]
Total from investment operations	(.86)	2.31	.37
Less distributions from: Net investment income	(.06)	(.02)	—
Net realized gain on investment transactions	(.22)	(.10)	—
Total distributions	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.42	$ 12.56	$ 10.37
Total Return (%)[e,f]	(6.91)**	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	166	44
Ratio of expenses before expense reductions (%)	1.82*	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.51*	1.55	1.50*
Ratio of net investment income (%)	.64*	.91	.57*
Portfolio turnover rate (%)	117*	80	36*
[a] For the six months ended December 31, 2006 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.89)	2.19	.35[d]
Total from investment operations	(.89)	2.21	.34
Less distributions from: Net realized gain on investment transactions	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.34	$ 12.45	$ 10.34
Total Return (%)[e,f]	(7.29)**	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	16	4
Ratio of expenses before expense reductions (%)	2.64*	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.26*	2.29	2.25*
Ratio of net investment income (%)	(.11)*	.17	(.18)*
Portfolio turnover rate (%)	117*	80	36*
[a] For the six months ended December 31, 2006 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.89)	2.19	.35[d]
Total from investment operations	(.89)	2.21	.34
Less distributions from: Net realized gain on investment transactions	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.34	$ 12.45	$ 10.34
Total Return (%)[e,f]	(7.29)**	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	48	12
Ratio of expenses before expense reductions (%)	2.58*	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.26*	2.30	2.25*
Ratio of net investment income (%)	(.11)*	.16	(.18)*
Portfolio turnover rate (%)	117*	80	36*
[a] For the six months ended December 31, 2006 Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.13	.03
Net realized and unrealized gain (loss) on investment transactions	(.90)	2.21	.34[d]
Total from investment operations	(.85)	2.34	.37
Less distributions from: Net investment income	(.08)	(.04)	—
Net realized gain on investment transactions	(.22)	(.10)	—
Total distributions	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.42	$ 12.57	$ 10.37
Total Return (%)[e]	(6.83)**	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	2
Ratio of expenses before expense reductions (%)	1.77*	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.36*	1.39	1.35*
Ratio of net investment income (%)	.79*	1.07	.72*
Portfolio turnover rate (%)	117*	80	36*
[a] For the six months ended December 31, 2006 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2006[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.14	.03
Net realized and unrealized gain (loss) on investment transactions	(.89)	2.20	.34[d]
Total from investment operations	(.83)	2.34	.37
Less distributions from: Net investment income	(.10)	(.05)	—
Net realized gain on investment transactions	(.22)	(.10)	—
Total distributions	(.32)	(.15)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 11.41	$ 12.56	$ 10.37
Total Return (%)[e]	(6.81)**	22.52	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10.4
Ratio of expenses before expense reductions (%)	1.50*	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.26*	1.28	1.25*
Ratio of net investment income (%)	.89*	1.18	.82*
Portfolio turnover rate (%)	117*	80	36*
[a] For the six months ended December 31, 2006 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties as approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2006, the value of these securities comprised 36.9% of the Fund's net assets and resulted in unrealized depreciation of $1,783,655.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $174,716,151 and $93,430,150, respectively. Sales of US Treasury obligations aggregated $26,339,785.

For the six months ended December 31, 2006, transactions for written options were as follows:

	Contract Amounts	Premium
Beginning of period	—	$ —
Options written	1,064	81,137
Options closed	(894)	(57,310)
Options exercised	—	—
Options expired	—	—
End of period	170	$ 23,827

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the Advisor for the Fund.

Investment Management Agreement. Under the Amended and Restated Investment Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The investment management fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

For the period from July 1, 2006 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses, organizational and offering costs) as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

Accordingly, for the six months ended December 31, 2006, the Advisor waived a portion of its Investment Management Fee aggregating $193,762 and the amount charged aggregated $987,507, which was equivalent to an annualized effective rate of 0.79% of the Fund's average daily net assets.

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2006, the Advisor received an Administration Fee of $124,344, of which $20,963 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2006
Class A	$ 122,496	$ 122,496	$ —
Class B	17,303	17,303	—
Class C	39,811	39,811	—
Class S	9,734	9,734	—
Institutional Class	4,260	4,260	—
	$ 193,604	$ 193,604	$ —

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2006
Class B	$ 60,577	$ 9,676
Class C	187,433	31,334
	$ 248,010	$ 41,010

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2006	Annualized Effective Rate
Class A	$ 204,285	$ 9,403	$ 23,206.25%
Class B	18,789	847	2,576.22%
Class C	59,747	1,137	11,423.23%
	$ 282,821	$ 11,387	$ 37,205

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2006, aggregated $48,800.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2006, the CDSC for the Fund's Class B and C shares was $29,806 and $7,262, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2006, DWS-SDI received $46.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,440, of which $8,160 is unpaid at December 31, 2006.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	For the Six Months Ended December 31, 2006		For the Year Ended June 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,014,031	$ 47,733,987	11,433,843	$ 137,984,499
Class B	246,258	2,928,728	1,088,241	12,873,242
Class C	1,195,904	14,149,424	3,094,379	37,073,891
Class S	243,470	2,879,635	877,978	10,486,714
Institutional Class	149,792	1,752,361	949,652	10,336,250
		$ 69,444,135		$ 208,754,596
Shares issued to shareholders in reinvestment of distributions
Class A	259,559	$ 3,021,277	58,564	$ 673,487
Class B	21,682	250,650	6,621	75,806
Class C	73,856	853,776	15,056	172,392
Class S	13,126	152,784	4,256	48,945
Institutional Class	20,231	235,085	9,099	104,543
		$ 4,513,572		$ 1,075,173
Shares redeemed
Class A	(3,546,848)	$ (41,172,564)	(2,480,684)	$ (29,686,029)
Class B	(211,073)	(2,435,291)	(196,943)	(2,348,724)
Class C	(713,075)	(8,283,679)	(443,164)	(5,255,553)
Class S	(392,429)	(4,461,741)	(363,369)	(4,349,888)
Institutional Class	(51,347)	(613,474)	(230,651)	(2,818,242)
		$ (56,966,749)		$ (44,458,436)
Redemption fees		$ 4,500		$ 19,210
Net increase (decrease)
Class A	726,742	$ 9,585,641	9,011,723	$ 108,983,693
Class B	56,867	744,087	897,919	10,600,996
Class C	556,685	6,720,172	2,666,271	31,996,101
Class S	(135,833)	(1,428,414)	518,865	6,187,202
Institutional Class	118,676	1,373,972	728,100	7,622,551
		$ 16,995,458		$ 165,390,543

G. Revenue Rulings

On December 16, 2005, the Internal Revenue Service ("IRS") issued a Revenue Ruling that would limit the income derived from swaps on a commodity index ("commodity swaps") after June 30, 2006 to a maximum of 10% of the fund's gross income. The IRS extended this deadline to September 30, 2006. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. At the time, the Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on these investments. On June 21, 2006, the fund obtained a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense group (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 1st quartile of the applicable Lipper universe for the six month and one year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in the six month and one year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1 (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 404
Fund Number	485	685	785	817
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SKSRX
CUSIP Number	23339C 800
Fund Number	2085

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007